Exhibit 10.11
AMENDMENT No. 1 AND WAIVER (this “Amendment and Waiver”) dated as of February 22, 2006, to the CREDIT AGREEMENT dated as of May 31, 2005 (the “Credit Agreement”), among JAMES RIVER COAL COMPANY (the “Borrower”), the LENDERS from time to time party thereto, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrower has requested that the Lenders agree to (i) waive compliance with (A) the requirements set forth in Sections 2.11(c) and 6.04 of the Credit Agreement to the extent, and only to the extent, necessary to permit the consummation of the transactions described on Annex A attached hereto (the “Transactions”), and (B) certain requirements set forth in the Credit Agreement and (ii) amend certain provisions of the Credit Agreement, in each case pursuant to the terms and subject to the applicable conditions set forth herein.

C.  The undersigned Lenders are willing, pursuant to the terms and subject to the applicable conditions set forth herein, to grant such waivers and approve such amendments.

D. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement (as amended hereby).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the applicable conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Waivers.  (a) Subject to the applicable conditions set forth herein, the undersigned Lenders hereby waive compliance with the requirements set forth in Sections 2.11(c) and 6.04 of the Credit Agreement to the extent, but only to the extent, necessary to permit the consummation of the Transactions; provided that the Borrower or any of its Subsidiaries shall not incur any other Indebtedness in financing the Transactions.

(b)   Subject to the applicable conditions set forth herein, the undersigned Lenders hereby waive compliance with Section 6.12 for any period of the fiscal quarters ending December 31, 2005, March 31, 2006 and June 30, 2006.

(c)   Subject to the applicable conditions set forth herein, the undersigned Lenders hereby waive compliance with Section 6.15(a) for the fiscal year ended
December 31, 2005.

SECTION 2.  Amendment of Section 1.01. Section 1.01 of the Credit Agreement is amended by inserting the following clause to the end of the definition of “Applicable Rate”:

“Notwithstanding the foregoing, the Loan ABR Spread shall be 2.00% and the Loan Eurodollar Spread shall be 3.00% from the effective date of the Amendment and Waiver through September 30, 2006.”

SECTION 3.  Amendment of Section 2.12(b). Section 2.12(b) of the Credit Agreement is amended by deleting the reference to “Participation fees and fronting fees accrued up to the last day of March, June, September and December” and inserting “Participation fees and fronting fees accrued up through the last day of March, June, September and December” in lieu thereof.

SECTION 4.  Amendment of Section 2.12(c). Section 2.12(c) of the Credit Agreement is amended by deleting the reference to “2.75% per annum” in subclause (i)(a) thereof and inserting “3.00% per annum, from the effective date of the Amendment and Waiver through September 30, 2006, and 2.75% per annum thereafter” in lieu thereof.

SECTION 5.  Amendment of Section 2.13(e). Section 2.13(e) of the Credit Agreement is amended by deleting the first sentence thereof and inserting in lieu thereof the following sentence “All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).”

SECTION 6.  Amendment of Schedule 2.21(b). Schedule 2.12(b) of the Credit Agreement is amended by deleting the reference to “ACT/365/66” and inserting “ACT/360” in lieu thereof.

SECTION 7.  Amendment of Section 5.01. Section 5.01 is amended by adding the following paragraph:

“ (i)  within 45 days after the end of each of the first two fiscal months of each fiscal quarter in the 2006 fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.”

SECTION 8.  Amendment of Section 6.13. Section 6.13 of the Credit Agreement is amended in its entirety as follows:

“SECTION 6.13. Leverage Ratio. The Borrower will not permit the Leverage Ratio as of any date during any period set forth below to exceed the ratio set forth opposite such period:

Period	Ratio

September 30 through December 31, 2005	3.50 to 1.00
January 1, 2006 through March 31, 2006	2.85 to 1.00
April 1, 2006 through September 30, 2006	2.50 to 1.00
October 1, 2006 through September 30, 2007	2.25 to 1.00
October 1, 2007 and thereafter	2.00 to 1.00”

SECTION 9.  Amendment of Section 6.15(a). Section 6.15(a) of the Credit Agreement is amended in its entirety as follows:

“SECTION 6.15. Maximum Capital Expenditures. (a) The aggregate amount of Capital Expenditures made by the Borrower and the Subsidiaries in any fiscal year shall not exceed the amount set forth below opposite such fiscal year:

Year	Amount
2006	$85,000,000
2007 and each fiscal year thereafter	$80,000,000”

SECTION 10.  Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)  This Amendment and Waiver has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)   None of the execution, delivery or performance by the Borrower of this Amendment and Waiver or the compliance by the Borrower with the terms and provisions hereof (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Borrower or any of its respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Borrower or any of its respective Subsidiaries is a party or by which Borrower or any of its respective Subsidiaries or any of the property or assets of Borrower or any of its respective Subsidiaries are bound or to which Borrower or any of its respective Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Borrower or any of its respective Subsidiaries.

(c)   The representations and warranties of Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(d)   After giving effect to this Amendment and Waiver, no Default or Event of Default shall have occurred and be continuing.

SECTION 11.  Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment and Waiver, the Borrower agrees to pay to the Administrative Agent, for the account of each consenting Lender that delivers an executed counterpart of this Amendment and Waiver to the Administrative Agent prior to 5:00 p.m., New York City time, on February 17, 2006, an amendment fee in an amount equal to 0.25% of such Lender’s Revolving Exposures, Synthetic LC Exposure, unused Revolving Commitments and Excess Credit-Linked Deposits as of such date.

SECTION 12.  Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date (the “Effective Date”) on which each of the following conditions has been satisfied:

(a)   the Administrative Agent shall have received counterparts of this Amendment and Waiver that, when taken together, bear the signatures of the Borrower and the Required Lenders;

(b)   the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the Effective Date, to the effect that the representations and warranties set forth in Section 10 hereof are true and correct;

(c)   the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each of the Lenders entitled thereto, the Amendment Fee referred to in Section 11 hereof; and

(d)   to the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and Waiver and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 13.  Effect of Amendment and Waiver. Except as specifically set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment and Waiver shall be a Loan Document for all purposes.

SECTION 14.  Applicable Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 15.  Counterparts. This Amendment and Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment and Waiver by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment and Waiver.

SECTION 16.  Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment and Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 17.  Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment and Waiver.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

JAMES RIVER COAL COMPANY, as Borrower,

By:	Samuel M. Hopkins
Name: Samuel M. Hopkins
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Administrative Agent

By:	/s/ Christopher N. Moravec
Name: Christopher N. Moravec
Title: SVP

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Bear Stearns Corporate Lending Inc.
by	/s/ Victor Bulzacchelli
Name: Victor Bulzacchelli
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Bank of America
by	/s/ Jonathan M. B
Name: Jonathan M. B
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

BRIDGEPORT CLO LTD By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

BRYN MAWR CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Caterpillar Financial Services
by	/s/ Christopher C. Patterson
Name: Christopher C. Patterson
Title: Global Operations Manager

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

CUMBERLAND II CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
THE FOOTHILL GROUP, INC.
by	/s/ Dennis R. Ascher
Name: Dennis R. Ascher
Title: Sr. Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

FOREST CREEK CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

LONG GROVE CLO, LIMITED By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

MARKET SQUARE CLO, Ltd. By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

MARQUETTE PARK CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Muirfield Trading LLC
by	/s/ M. Cristina Higgins
Name: M. Cristina Higgins
Title: Assistant Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

ROSEMONT CLO LTD. By: Deerfield Capital Management LLC as its Collateral Manager

By	/s/ Peter Sakon
Name: Peter Sakon
Title: Vice President

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Katonah II, Ltd. by Sankaty Advisors LLC as Sub-Advisors
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Chatgham Light II CLO, Limited, by Sanakty Advisors LLC, as Collateral Manager
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for Castle Hill I-INGOTS, Ltd., as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

7

 SIGNATURE PAGE TO AMENDMENT NO. 1 AND WAIVER, DATED AS OF   FEBRUARY 22, 2006, TO JAMES RIVER COAL COMPANY CREDIT AGREEMENT

To Approve the Amendment and Waiver:

Name of Institution:
Sankaty Advisors, LLC as Collateral Manager for Castle Hill II-INGOTS, Ltd., as Term Lender
by	/s/ James F. Kellogg III
Name: James F. Kellogg III
Title: Managing Director

ANNEX A

Transactions

The Borrower will purchase from the Indiana Land and Mineral Company, LLC underground coal reserves and the unit train loadout and a permitted surface mine reserve. The purchase price is expected to be $9,000,000 in cash (but will not exceed $10,000,000 in cash).